UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 08, 2010 (Date of earliest event reported)
Spartech Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	1-5911 (Commission File Number)	43-0761773 (IRS Employer Identification Number)

120 S. Central Avenue, Suite 1700, Clayton, Missouri (Address of principal executive offices)		63105 (Zip Code)
314-721-4242 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 8, 2010, Mr. Steven J. Ploeger left his position as Executive Vice President Custom Sheet and Rollstock to pursue an opportunity outside the Company. Attached hereto as Exhibit 99.1 is a copy of the press release announcing that Ms. Janet E. Mann, the Company's Senior Vice President, Marketing, Technology and Commercial Development, has assumed leadership of the Custom Sheet and Rollstock Business on an interim basis.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Spartech Corporation dated February 08, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 08, 2010	SPARTECH CORPORATION By: /s/ Rosemary L. Klein Rosemary L. Klein Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Spartech Corporation dated February 08, 2010